[ARTHUR ANDERSON]

                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 8, 1996 included in CSL Lighting Manufacturing, Inc.'s Form 10-KSB for each of the two years in the period ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                       /s/
                                       ----------------------------------------
                                       ARTHUR ANDERSEN LLP


Los Angeles, California
January 24, 1997